SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, DC  20549



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                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  January 7, 2004
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
           (Exact name of registrant as specified in its charter)

       Florida                        0-13358                 59-2273542
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(State of Incorporation)      (Commission File Number)      (IRS Employer
                                                          Identification No.)


     217 North Monroe Street, Tallahassee, Florida           32301
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       (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:  (850) 671-0300
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                         CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT


Item 5.  Other Events

     Capital City Bank Group, Inc. (the "Company") reports the events described in Exhibit 99.1 and incorporates Exhibit 99.1 by reference into this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of January 7, 2004, by and among the Company, Capital City Bank, Synovus Financial Corp., and Quincy State Bank.

     99.1  Copy of the Company's Press Release issued January 8, 2004.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAPITAL CITY BANK GROUP, INC.

Date:  January 13, 2004                By: /s/ J. Kimbrough Davis
       ----------------                    ----------------------
                                           J. Kimbrough Davis,
                                           Executive Vice President
                                           and Chief Financial Officer





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


                         CAPITAL CITY BANK GROUP, INC.

                          Current Report on Form 8-K

                               Exhibit Index

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger, dated as of January 7, 2004, by and among the Company, Capital City Bank, Synovus Financial Corp., and Quincy State Bank.

99.1           Copy of the Company's Press Release issued January 8, 2004.




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